SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                              FORM 8-K/A

                              AMENDMENT

                                NO. 1

                                 TO

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 6, 2001


                     Tangible Asset Galleries, Inc.
    ------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                               Nevada
    ------------------------------------------------------------
           (State or other jurisdiction of incorporation)


         0-21271                                      88-0396772
   ------------------                       ------------------------------
(Commission File Number)                   (IRS Employer Identification No.)



               1550 S. Pacific Coast Highway, Suite 103
                  Laguna  Beach, California  92651
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               (Address of principal executive  offices) (Zip Code)

Registrant's telephone number, including area code: (949) 376-2660


                                 N/A
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          (Former name or former address, if changed since last report)

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On July 6, 2001, Tangible Asset Galleries, Inc. ("Tangible") through its wholly owned subsidiary, Tangible Acquisition II Corporation ("Acquisition Sub") completed the acquisition of certain of the assets of Superior Galleries, Inc., a California corporation ("Superior").

     The parties completed the asset purchase in accordance with the terms of an Asset Purchase Agreement (the "Agreement"), attached hereto as Exhibit 2.1. In accordance with the Agreement, Acquisition Sub acquired the following assets of
Superior:

- certain trade names, including all domain names as used on the Internet as previously used by Superior;

- all lists and other data of Superior, including but not limited to a list of existing, potential, and prior Superior customers subject to certain exclusions;

- licenses for the software used by Superior, including the license to use the Accountmate software and a copy of the proprietary modifications made by Superior thereto subject to certain restrictions;

-     certain  furniture,  fixtures  and  computers;

- a research coin library consisting of those books which used by Superior to catalogue coins;

- all of Superior's rights to all then existing consignment contracts subject to certain conditions; and

- all of Superior's rights and remedies, under warranty or otherwise, against a manufacturer, vendor, or other Person for any defects in any Acquired Asset.

     In addition, pursuant to the Agreement, Superior consented to the use by Acquisition Sub of the name Superior Galleries, Inc. Subsequent to the acquisition, Superior changed its name to A-Mark Auction Galleries, Inc. and Acquisition Sub changed its name to Superior Galleries, Inc.


     The consideration given by Acquisition Sub in exchange for the assets consisted of $200,000 in cash and a promissory note in the amount of $701,000. Acquisition Sub obtained the $200,000 in funds through an inter-company loan from Tangible. The funds were derived from Tangible's working capital. The promissory note, attached hereto as Exhibit 10.1 ("Note") is payable in full on or before January 10, 2002. The Note bears no interest unless a condition of default exists, whereupon the note bears interest in the amount of 18% per annum. Additionally, the note is guaranteed by Tangible and Tangible's CEO, Silvano DiGenova and is secured by the assets of Acquisition Sub.


     The consideration exchanged pursuant to the Agreement was negotiated between Tangible and Superior. In evaluating the assets for acquisition, Tangible used criteria such as an acquisition of comparable business assets, proforma analysis of the implementation of a business plan utilizing the acquired assets, marketplace analysis and review and other criteria.

     Tangible intends to utilize the acquired assets in the manner previously used by Superior. As used by Superior, the assets were utilized in the auctioning of rare coins and fine and decorative art.

     Tangible does not consider this a significant acquisition since the total consideration was less than 10% of the total assets of Tangible

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements  of  businesses  acquired.

     None  required.

(b)  Pro  forma  financial  information.

     None  required.

(c)  Exhibits.

     2.1*    Asset  Purchase  Agreement by and between Superior Galleries, Inc., and  Tangible  Acquisition  II  Corporation.

     10.1*    Promissory  Note


___________________
* Previously filed on Form 8-K filed on July 20, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July  23, 2001


                                   TANGIBLE ASSET GALLERIES, INC.



                                   By:/s/  Michael  R.  Haynes
                                   Michael  R.  Haynes
                                   President  and  Chief  Financial  Officer